UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2019

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Robert Radie

Effective October 22, 2019, Robert S. Radie, the President and Chief Executive Officer and a director of Zyla Life Sciences (the “Company”) voluntarily resigned as President and Chief Executive Officer and as a director of the Company.  Mr. Radie’s decision to resign as a director does not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Radie will continue as the Company’s principal financial officer through the end of 2019.

Election and Appointment of Todd Smith

Effective upon Mr. Radie’s resignation, the Board of Directors of the Company elected Todd N. Smith to serve as the Company’s President and Chief Executive Officer and appointed him as a director.  There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected as President and Chief Executive Officer or as a director. There are also no family relationships between Mr. Smith and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Before joining the Company, from 2017 through February 2019, Mr. Smith, 50, served as the Chief Executive Officer and a director of Iroko Pharmaceuticals Inc., a privately owned pharmaceutical company.  During the period October 2014 through June 2015, Mr. Smith served as the Chief Commercial Officer of Ophthotech Corporation, a public biopharmaceutical company focused on developing novel therapeutics to treat ophthalmic diseases.  Since 2014, Mr. Smith has also held multiple senior roles at privately owned pharmaceutical and medical device companies, including as a Chief Executive Officer and a director.  Additionally, he has held a variety of senior commercial and marketing roles at organizations including Horizon Therapeutics plc (formerly known as Horizon Pharma plc), a public biopharmaceutical company focused on rare and rheumatic diseases, and Abbott Laboratories, a public healthcare products company.  Through his executive leadership at Iroko Pharmaceuticals Inc. and other companies, Mr. Smith contributes extensive business and management experience operating  pharmaceutical companies such as the Company.

A copy of the press release announcing the transition is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, issued October 23, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2019	ZYLA LIFE SCIENCES

	By:	/s/ Mark Strobeck
		Name:	Mark Strobeck
		Title:	Executive Vice President and Chief Operating Officer

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